                                                               EXHIBIT 99.B24

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



         Signature              Title       Date
         ---------              -----       ----
/s/ Stephen B. Timbers         Trustee     October 12, 1995
----------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


    Signature                   Title          Date
    ---------                   -----          ----

/s/ David W. Belin             Trustee     October 12, 1995
------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



     Signature                 Title           Date
     ---------                 -----           ----

/s/ Lewis A. Burnham           Trustee     October 12, 1995
--------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



     Signature              Title       Date
     ---------              -----       ----

/s/ Donald L. Dunaway     Trustee     October 12, 1995
---------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



     Signature                  Title          Date
     ---------                  -----          ----

/s/ Robert B. Hoffman          Trustee     October 12, 1995
---------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



       Signature              Title       Date
       ---------              -----       ----

/s/ Donald R. Jones          Trustee     October 12, 1995
-------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



    Signature               Title       Date
    ---------               -----       ----

/s/ David B. Mathis         Trustee     October 12, 1995
-------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



       Signature              Title       Date
       ---------              -----       ----

/s/ Shirley D. Peterson      Trustee     October 12, 1995
-----------------------

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.



       Signature              Title       Date
       ---------              -----       ----

/s/ William P. Sommers       Trustee     October 12, 1995
-----------------------